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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            -----------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 6, 2001

                                Modem Media, Inc.
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             (Exact name of Registrant as Specified in its Charter)


Delaware                         0-21935                   06-1464807
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(State or other             (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                             Identification No.)
Incorporation)



                   230 East Avenue, Norwalk, Connecticut 06855
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               (Address of Principal Executive Offices) (Zip Code)



                                 (203) 299-7000
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              (Registrant's telephone number, including area code)







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Item 5.  Other Events

The following organizational changes at Modem Media, Inc. (the "Company") were implemented November 6, 2001:

o Marc Particelli assumed the role of President of Modem Media in addition to his current role as Chief Executive Officer. Mr. Particelli will also continue to have oversight responsibility for the Sao Paulo, European, and Hong Kong offices.

o Robert Allen, who has been on a leave of absence from the Company, will continue on leave, and will continue to serve as a member of the Company's Board of Directors with the title of Managing Director.

o David Lynch, assumed the role of Managing Director, North America East. Mr. Lynch will be responsible for the Norwalk and Toronto offices. In addition, Mr. Lynch will continue to oversee the Marketing Strategies practice.

o Peter Moritz, assumed the role of Managing Director, Global Business Development, and will have joint management responsibility for all individuals associated with new business around the globe. In addition, Mr. Moritz will continue to oversee the San Francisco office.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         None.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MODEM MEDIA, INC.


                                 /s/ Sloane Levy
                                 ----------------------------------
                                 Sloane Levy
                                 Senior Vice President, General
                                 Counsel, Human Resources and
                                 Corporate Secretary

November 6, 2001




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